EXHIBIT 99.1

NEWS

FOR IMMEDIATE RELEASE

Investor Contact:	Media Contact:
Laura C. Baldwin	Patricia G. Ball
Director of Finance and Investor Relations	Vice President, Marketing & PA
214-473-3969	214-473-3752
laura.baldwin@triadhospitals.com	pat.ball@triadhospitals.com

Triad Reports Second Quarter Results

PLANO, TX (July 28, 2003) – Triad Hospitals, Inc. (the “Company” or “Triad”) (NYSE: TRI) today announced consolidated financial results for the three and six months ended June 30, 2003.

For the three months, the Company reported revenues of $953.8 million; earnings before interest, taxes, depreciation, amortization, and other items (litigation settlements, ESOP expense, (gain) loss on sales of assets and minority interests) (“EBITDA”) of $145.1 million; net income of $38.0 million; and diluted earnings per share (“EPS”) of $0.51.

On a pro forma basis (as if a facility acquired during 2002 had been owned since January 1, 2002), for the three months compared to the prior year three month period, revenues increased 9.8%, patient revenues increased 11.2%, patient revenue per adjusted admission increased 8.8%, inpatient admissions increased 2.4%, adjusted admissions increased 2.3%, and inpatient surgeries increased 4.4%.

Excluding MountainView Regional Medical Center in Las Cruces, NM, which opened in the third quarter of 2002, inpatient admissions for the three months increased less than 1%.

Cash flow from operating activities for the three months was $116.9 million after cash interest and tax, or $172.0 million before cash interest and tax of $55.1 million, including the semi-annual payment of interest on the Company’s Senior and Senior Subordinated Notes. The Company spent $63.4 million on capital expenditures and paid debt principal of $16.6 million for the three months.

At June 30, cash and cash equivalents were $99.7 million, and the Company had $213 million available under its $250 million revolving credit facility (which was reduced by $37 million of outstanding letters of credit). Long-term debt outstanding was $1,658.6 million, and stockholders’ equity totaled $2,050.1 million.

For the six months, the Company reported revenues of $1,908.3 million; EBITDA of $302.5 million; net income of $85.3 million; and diluted EPS of $1.14.

On a pro forma basis (as if a facility acquired during 2002 had been owned since January 1, 2002), for the six months compared to the prior year six month period, revenues increased 10.2%, patient revenues increased 11.4%, patient revenue per adjusted admission increased 10.7%, inpatient admissions increased 0.8%, adjusted admissions increased 0.6%, and inpatient surgeries increased 6.5%.

Excluding MountainView Regional Medical Center in Las Cruces, NM, which opened in the third quarter of 2002, inpatient admissions for the six months declined less than 1%.

Cash flow from operating activities for the six months was $173.7 million after cash interest and tax, or $240.1 million before cash interest and tax of $66.4 million, including the semi-annual payment of interest on the Company’s Senior and Senior Subordinated Notes. The Company spent $118.9 million on capital expenditures and paid debt principal of $33.9 million for the six months.

Triad updated its diluted EPS guidance for the full year of 2003 to $2.14-2.20 from $2.08-2.20 and reiterated its diluted EPS guidance for the full year of 2004 of $2.46-2.70. For full year 2003, the Company currently expects to spend approximately $275-300 million in capital expenditures, less than the Company’s previous estimate of $370 million.

Triad will conduct a conference call at 9:30 am Eastern Time (8:30 am Central Time) today, Monday, July 28, to discuss its quarterly results. To listen to the call, please call (913) 981-5509 or (800) 289-0730, confirmation code 634510. This conference call will be simulcast on the Internet via the Triad Web site at www.triadhospitals.com. A recorded replay of the call will be available for 14 days at (719) 457-0820 or (888) 203-1112, confirmation code 634510.

This release contains certain financial information not derived in accordance with generally accepted accounting principles (GAAP), including EBITDA; the Company believes this information is useful to investors and other interested parties. Such information should not be considered as a substitute for any measures derived in accordance with GAAP, and may not be comparable to other similarly titled measures of other companies. Reconciliation of this information to the most comparable GAAP measure is included as an attachment to this release.

Triad, through its affiliates, owns and manages hospitals and ambulatory surgery centers in small cities and selected larger urban markets. The Company has 49 hospitals (including one under construction) and 14 ambulatory surgery centers in 17 states with approximately 8,800 licensed beds. In addition, through its QHR subsidiary, the Company provides hospital management, consulting and advisory services to more than 200 independent community hospitals and health systems throughout the United States.

This press release contains forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to “Company”, “Triad”, and “Triad Hospitals, Inc.” as used throughout this document refer to Triad Hospitals, Inc. and its affiliates.

Triad Hospitals, Inc.

Consolidated Statements of Operations

For the Periods Ended June 30, 2003 and 2002

Unaudited

(Dollars in millions, except for earnings per share)

	For the three months ended
	2003			2002
	Amount	Percentage		Amount	Percentage
Revenues	$953.8	100.0%		$867.2	100.0%

Salaries and benefits	395.6	41.5%		363.2	41.9%
Reimbursable expenses	13.6	1.4%		15.4	1.7%
Supplies	149.7	15.7%		137.1	15.8%
Other operating expenses	179.5	18.8%		159.6	18.4%
Provision for doubtful accounts	78.4	8.2%		65.9	7.6%
Depreciation	43.3	4.5%		39.3	4.5%
Amortization	1.5	0.2%		1.5	0.2%
Interest expense	33.1	3.5%		34.5	4.0%
Litigation settlements	—	0.0%		(4.5)	(0.5%	)
ESOP expense	2.0	0.2%		2.9	0.3%
(Gain) loss on sales of assets	0.1	0.0%		(0.3)	0.0%

Total operating expenses	896.8	94.0%		814.6	93.9%

Income before minority interests, equity in earnings and income tax provision	57.0	6.0%		52.6	6.1%
Minority interests in earnings of consolidated entities	(2.3)	(0.2%	)	(3.8)	(0.4%	)
Equity in earnings of affiliates	8.1	0.8%		5.6	0.6%

Income before income tax provision	62.8	6.6%		54.4	6.3%

Income tax provision	(24.8)	(2.6%	)	(21.6)	(2.5%	)

Net income	$38.0	4.0%		$32.8	3.8%

Income per common share:
Basic	$0.52			$0.46
Diluted	$0.51			$0.44

Shares used in earnings per share calculations	73,339,740			71,238,933
Shares used in diluted earnings per share calculations	74,900,147			74,966,297

Triad Hospitals, Inc.

Consolidated Statements of Operations

For the Periods Ended June 30, 2003 and 2002

Unaudited

(Dollars in millions, except for earnings per share)

	For the six months ended
	2003			2002
	Amount	Percentage		Amount	Percentage
Revenues	$1,908.3	100.0%		$1,728.1	100.0%

Salaries and benefits	788.4	41.3%		717.1	41.5%
Reimbursable expenses	28.4	1.5%		31.8	1.8%
Supplies	294.8	15.4%		270.6	15.7%
Other operating expenses	354.9	18.6%		315.0	18.2%
Provision for doubtful accounts	154.6	8.1%		129.5	7.5%
Depreciation	85.5	4.5%		78.4	4.5%
Amortization	3.0	0.2%		3.3	0.2%
Interest expense	65.7	3.5%		67.3	3.9%
Litigation settlements	—	0.0%		(4.5)	(0.2%	)
ESOP expense	4.1	0.2%		5.3	0.3%
(Gain) on sales of assets	(1.2)	(0.1%	)	(1.9)	(0.1%	)

Total operating expenses	1,778.2	93.2%		1,611.9	93.3%

Income before minority interests, equity in earnings and income tax provision	130.1	6.8%		116.2	6.7%
Minority interests in earnings of consolidated entities	(4.7)	(0.2%	)	(7.1)	(0.4%	)
Equity in earnings of affiliates	15.3	0.8%		11.7	0.7%

Income before income tax provision	140.7	7.4%		120.8	7.0%

Income tax provision	(55.4)	(2.9%	)	(47.6)	(2.8%	)

Net income	$85.3	4.5%		$73.2	4.2%

Income per common share:
Basic	$1.16			$1.03
Diluted	$1.14			$0.99

Shares used in earnings per share calculations	73,268,133			70,734,441
Shares used in diluted earnings per share calculations	74,975,829			74,263,545

Triad Hospitals, Inc.

Operating Data (1)

Unaudited

	For the three months ended June 30,
	2003	2002	Change
Volume Statistics(2)
Number of hospitals	45	44	1
Licensed beds	7,907	7,610	297
Inpatient admissions	71,412	69,734	2.4%
Average length of stay (days)	4.8	4.8	0.0%
Inpatient surgeries	27,567	26,405	4.4%
Outpatient surgeries	73,004	72,306	1.0%
Outpatient visits (excluding outpatient surgeries)	845,674	831,450	1.7%
Outpatient visits (including outpatient surgeries)	918,678	903,756	1.7%
Adjusted patient days	595,478	581,001	2.5%
Adjusted admissions	123,119	120,403	2.3%

Rate Statistics(2)
Patient revenue per adjusted patient day	$1,506.6	$1,388.5	8.5%
Patient revenue per adjusted admission	$7,286.9	$6,700.0	8.8%

Revenues (millions)
Inpatient % of patient revenues(2)	54%	55%	(1.0%	)
Outpatient % of patient revenues(2)	46%	45%	1.0%
Patient revenues(2)	$897.2	$806.7	11.2%
Non-patient revenues(3)	$56.6	$62.2	(9.0%	)
Revenues (millions)	$953.8	$868.9	9.8%

(1)	Operating data:
-	Include 1 hospital with 30 beds acquired July 2002, on a pro forma basis as if owned since January 2002;
-	Include 1 new hospital with 112 beds opened August 2002;
-	Exclude 1 hospital with 166 beds owned 50% through a joint venture, reported on an equity basis;
-	Exclude 1 new hospital under construction with 30 beds.

(2)	Volume statistics, rate statistics, and patient revenues:
-	Exclude the QHR hospital management, consulting and advisory services subsidiary;
-	Exclude 2 hospitals with 726 beds and 3 ambulatory surgery centers, leased to others.

(3)	Non-patient revenues:
-	Include the QHR hospital management, consulting and advisory services subsidiary;
-	Include the lease payments from 2 hospitals and 3 ambulatory surgery centers, leased to others;
-	Include other sources.

Triad Hospitals, Inc.

Operating Data (1)

Unaudited

	For the six months ended June 30,
	2003	2002	Change
Volume Statistics(2)
Number of hospitals	45	44	1
Licensed beds	7,907	7,610	297
Inpatient admissions	144,658	143,574	0.8%
Average length of stay (days)	4.9	4.9	0.0%
Inpatient surgeries	54,599	51,268	6.5%
Outpatient surgeries	142,626	140,254	1.7%
Outpatient visits (excluding outpatient surgeries)	1,670,961	1,665,864	0.3%
Outpatient visits (including outpatient surgeries)	1,813,587	1,806,118	0.4%
Adjusted patient days	1,201,003	1,188,409	1.1%
Adjusted admissions	244,987	243,480	0.6%

Rate Statistics(2)
Patient revenue per adjusted patient day	$1,493.2	$1,354.4	10.2%
Patient revenue per adjusted admission	$7,320.1	$6,610.8	10.7%

Revenues (millions)
Inpatient % of patient revenues(2)	55%	55%	0.0%
Outpatient % of patient revenues(2)	45%	45%	0.0%
Patient revenues(2)	$1,793.3	$1,609.7	11.4%
Non-patient revenues(3)	$115.0	$121.8	(5.6%)
Revenues (millions)	$1,908.3	$1,731.5	10.2%

(1)	Operating data:
-	Include 1 hospital with 30 beds acquired July 2002, on a pro forma basis as if owned since January 2002;
-	Include 1 new hospital with 112 beds opened August 2002;
-	Exclude 1 hospital with 166 beds owned 50% through a joint venture, reported on an equity basis;
-	Exclude 1 new hospital under construction with 30 beds.

(2)	Volume statistics, rate statistics, and patient revenues:
-	Exclude the QHR hospital management, consulting and advisory services subsidiary;
-	Exclude 2 hospitals with 726 beds and 3 ambulatory surgery centers, leased to others.

(3)	Non-patient revenues:
-	Include the QHR hospital management, consulting and advisory services subsidiary;
-	Include the lease payments from 2 hospitals and 3 ambulatory surgery centers, leased to others;
-	Include other sources.

Triad Hospitals, Inc.

Consolidated Balance Sheets

Unaudited

(Dollars in millions)

	June 30, 2003	December 31, 2002
Assets
Current assets
Cash and cash equivalents	$99.7	$68.3
Accounts receivable, less allowances for doubtful accounts of $180.2 at June 30, 2003 and $174.4 at December 31, 2002	526.0	507.4
Inventories	99.7	95.5
Deferred income taxes	20.5	62.3
Prepaid expenses	38.1	36.6
Other	65.8	74.3

	849.8	844.4
Property and equipment, at cost:
Land	168.2	171.5
Buildings and improvements	1,406.8	1,340.6
Equipment	1,192.2	1,150.8
Construction in progress	73.4	79.6

	2,840.6	2,742.5
Accumulated depreciation	(854.8)	(787.3)

	1,985.8	1,955.2

Goodwill	1,224.0	1,224.0
Intangible assets, net of accumulated amortization	68.4	72.0
Investment in and advances to affiliates	189.3	179.7
Other	109.6	106.3

Total assets	$4,426.9	$4,381.6

Liabilities and Equity
Current liabilities
Accounts payable	$113.0	$132.5
Accrued salaries	97.9	107.6
Current portion of long-term debt	82.5	73.1
Other current liabilities	128.2	132.0

	421.6	445.2

Long-term debt	1,576.1	1,618.9
Other liabilities	99.0	86.6
Deferred taxes	155.6	151.1
Minority interests in equity of consolidated entities	124.5	125.3

Stockholders’ equity
Common stock	0.8	0.7
Additional paid-in capital	1,891.8	1,883.5
Accumulated other comprehensive loss	(3.8)	(4.0)
Unearned ESOP compensation	(19.0)	(20.7)
Accumulated earnings	180.3	95.0

Total stockholders’ equity	2,050.1	1,954.5

Total liabilities and stockholders’ equity	$4,426.9	$4,381.6

Triad Hospitals, Inc.

Consolidated Statements of Cash Flows

For the Periods Ended June 30, 2003 and 2002

Unaudited

(Dollars in millions)

	For the three months ended		For the six months ended
	2003	2002	2003	2002
Cash flows from operating activities
Net income	$38.0	$32.8	$85.3	$73.2
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for doubtful accounts	78.4	65.9	154.6	129.5
Depreciation and amortization	44.8	40.8	88.5	81.7
ESOP expense	2.0	2.9	4.1	5.3
Minority interests	2.3	3.8	4.7	7.1
Equity in earnings of affiliates	(8.1)	(5.6)	(15.3)	(11.7)
(Gain) loss on sales of assets	0.1	(0.3)	(1.2)	(1.9)
Deferred income taxes	16.9	21.6	46.3	47.6
Non-cash interest expense	1.8	1.9	3.8	3.7
Non-cash stock option expense	0.1	0.1	0.2	0.2
Increase (decrease) in cash from operating assets and liabilities
Accounts receivable	(65.0)	(69.3)	(173.2)	(158.5)
Inventories and other assets	7.5	(9.4)	(4.0)	(16.3)
Accounts payable and other current liabilities	(8.0)	(11.8)	(33.0)	(5.5)
Other	6.1	2.9	12.9	1.2

Net cash provided by operating activities	116.9	76.3	173.7	155.6

Cash flows from investing activities
Purchases of property and equipment	(63.4)	(75.0)	(118.9)	(148.0)
Distributions and advances from affiliates	3.2	5.8	6.4	17.2
Proceeds received on sales of assets	0.1	0.3	3.8	1.9
Restricted cash	—	5.7	—	5.7
Other	(0.1)	(1.3)	(0.3)	(0.4)

Net cash used in investing activities	(60.2)	(64.5)	(109.0)	(123.6)

Cash flows from financing activities
Payments of long-term debt	(16.6)	(41.2)	(33.9)	(61.8)
Proceeds from issuance of common stock	4.9	25.3	6.1	29.1
Proceeds from executive stock purchase plan loans	—	10.1	—	10.1
Distributions to minority partners, net	(1.7)	(4.3)	(5.5)	(7.7)

Net cash used in financing activities	(13.4)	(10.1)	(33.3)	(30.3)

Change in cash and cash equivalents	43.3	1.7	31.4	1.7

Cash and cash equivalents at beginning of period	56.4	16.3	68.3	16.3

Cash and cash equivalents at end of period	$99.7	$18.0	$99.7	$18.0

Interest payments	54.0	55.9	63.7	66.4
Income tax payments	1.1	7.0	2.7	7.8

Triad Hospitals, Inc.

Reconciliation of Non-GAAP Financial Information

For the Periods Ended June 30, 2003 and 2002

Unaudited

(Dollars in millions)

	For the three months ended
	2003			2002
	Amount	Percentage		Amount	Percentage
Revenues	$953.8	100.0%		$867.2	100.0%
Less:
Salaries and benefits	395.6	41.5%		363.2	41.9%
Reimbursable expenses	13.6	1.4%		15.4	1.7%
Supplies	149.7	15.7%		137.1	15.8%
Other operating expenses	179.5	18.8%		159.6	18.4%
Provision for doubtful accounts	78.4	8.2%		65.9	7.6%
Equity in earnings of affiliates	(8.1)	(0.8%	)	(5.6)	(0.6%	)

Total operating expenses	808.7	84.8%		735.6	84.8%

EBITDA(1)	145.1	15.2%		131.6	15.2%

Depreciation	43.3	4.5%		39.3	4.5%
Amortization	1.5	0.2%		1.5	0.2%
Interest expense	33.1	3.5%		34.5	4.0%
Litigation settlements	—	0.0%		(4.5)	(0.5%	)
ESOP expense	2.0	0.2%		2.9	0.3%
(Gain) loss on sales of assets	0.1	0.0%		(0.3)	0.0%
Minority interests in earnings of consolidated entities	2.3	0.2%		3.8	0.4%

	82.3	8.6%		77.2	8.9%

Income before income tax provision	62.8	6.6%		54.4	6.3%

Income tax provision	(24.8)	(2.6%	)	(21.6)	(2.5%	)

Net income	$38.0	4.0%		$32.8	3.8%

(1)	EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization, litigation settlements, ESOP expense, (gain) loss on sales of assets and minority interests. EBITDA is used by management to evaluate financial performance and resource allocation for each facility and for Triad as a whole. EBITDA is commonly used as an analytical indicator within the health care industry, and also serves as a measure of leverage capacity and debt service ability. EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and items excluded from EBITDA are significant components in understanding and assessing financial performance. EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculations, EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Triad Hospitals, Inc.

Reconciliation of Non-GAAP Financial Information

For the Periods Ended June 30, 2003 and 2002

Unaudited

(Dollars in millions)

	For the six months ended
	2003			2002
	Amount	Percentage		Amount	Percentage
Revenues	$1,908.3	100.0%		$1,728.1	100.0%
Less:
Salaries and benefits	788.4	41.3%		717.1	41.5%
Reimbursable expenses	28.4	1.5%		31.8	1.8%
Supplies	294.8	15.4%		270.6	15.7%
Other operating expenses	354.9	18.6%		315.0	18.2%
Provision for doubtful accounts	154.6	8.1%		129.5	7.5%
Equity in earnings of affiliates	(15.3)	(0.8%	)	(11.7)	(0.7%	)

Total operating expenses	1,605.8	84.1%		1,452.3	84.0%

EBITDA(1)	302.5	15.9%		275.8	16.0%

Depreciation	85.5	4.5%		78.4	4.5%
Amortization	3.0	0.2%		3.3	0.2%
Interest expense	65.7	3.5%		67.3	3.9%
Litigation settlements	—	0.0%		(4.5)	(0.2%	)
ESOP expense	4.1	0.2%		5.3	0.3%
(Gain) on sales of assets	(1.2)	(0.1%	)	(1.9)	(0.1%	)
Minority interests in earnings of consolidated entities	4.7	0.2%		7.1	0.4%

	161.8	8.5%		155.0	9.0%

Income before income tax provision	140.7	7.4%		120.8	7.0%

Income tax provision	(55.4)	(2.9%	)	(47.6)	(2.8%	)

Net income	$85.3	4.5%		$73.2	4.2%

(1)	EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization, litigation settlements, ESOP expense, (gain) loss on sales of assets and minority interests. EBITDA is used by management to evaluate financial performance and resource allocation for each facility and for Triad as a whole. EBITDA is commonly used as an analytical indicator within the health care industry, and also serves as a measure of leverage capacity and debt service ability. EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and items excluded from EBITDA are significant components in understanding and assessing financial performance. EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculations, EBITDA as presented may not be comparable to other similarly titled measures of other companies.